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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08415

Evergreen Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices)      (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making a semi-annual filing for one of its series, Evergreen Diversified Income Builder Fund, for the six months ended October 31, 2008.
This series has April 30 fiscal year end.

Date of reporting period: October 31, 2008

Item 1 - Reports to Stockholders.

Evergreen Diversified Income Builder Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Diversified Income Builder Fund for the six-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both domestic and foreign markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of a percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to 1.00%. In November 2008, the federal government provided U.S.-based Citigroup with a second massive

LETTER TO SHAREHOLDERS continued

capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The teams supervising Evergreen U.S. Government Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund and Evergreen Institutional Mortgage Portfolio focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the managers of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion. Managers of Evergreen Diversified Income Builder Fund maintained an emphasis on better-quality, high yield corporate bonds while maintaining exposure to dividend-paying stocks.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

Notice To Shareholders:

•

The financial statements contained in the annual report dated April 30, 2008, have been restated effective March 18, 2009, to reflect a change in the value of a security held by the Fund. The principal effect of the restatement was to decrease the fund’s net assets, net asset value per share, and total return for the year ended April 30, 2008.

A copy of the restated shareholder report is available on EvergreenInvestments.com. If you have questions regarding this restatement, please contact your financial advisor or an Evergreen Client Service representative at 800-343-2898.

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/14/1987

	Class A	Class B	Class C	Class I
Class inception date	4/14/1987	2/1/1993	2/1/1993	1/13/1997

Nasdaq symbol	EKSAX	EKSBX	EKSCX	EKSYX

6-month return with sales charge	-32.57%	-32.87%	-30.15%	N/A

6-month return w/o sales charge	-29.24%	-29.41%	-29.46%	-29.67%

Average annual return*

1-year with sales charge	-34.54%	-34.96%	-32.37%	N/A

1-year w/o sales charge	-31.25%	-31.66%	-31.71%	-31.64%

5-year	-4.39%	-4.41%	-4.13%	-3.34%

10-year	1.34%	1.08%	1.07%	2.11%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Diversified Income Builder Fund Class A shares versus a similar investment in the Evergreen Diversified Income Builder Blended Index (EDIBBI), Merrill Lynch High Yield Master Index† (MLHYMI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The EDIBBI, MLHYMI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The EDIBBI is composed of the following indexes: MLHYMI (75%) and Russell 1000 (25%).

†     Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of October 31, 2008, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$700.70	$4.42
Class B	$1,000.00	$699.02	$7.62
Class C	$1,000.00	$698.50	$7.62
Class I	$1,000.00	$696.27	$3.33
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.01	$5.24
Class B	$1,000.00	$1,016.23	$9.05
Class C	$1,000.00	$1,016.23	$9.05
Class I	$1,000.00	$1,021.27	$3.97

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.03% for Class A, 1.78% for Class B, 1.78% for Class C and 0.78% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008(unaudited)	Year Ended April 30,

CLASS A		2008	2007	2006	2005	2004

Net asset value, beginning of period	$6.06	$6.40	$6.32	$6.53	$6.38	$6.50

Income from investment operations
Net investment income (loss)	0.13 [1]	0.27 [1]	0.33 [1]	0.29 [1]	0.33	0.34 [1]
Net realized and unrealized gains or losses on investments	(1.88)	(0.35)	0.08	(0.19)	0.19	0.07

Total from investment operations	(1.75)	(0.08)	0.41	0.10	0.52	0.41

Distributions to shareholders from
Net investment income	(0.12)	(0.26)	(0.31)	(0.31)	(0.35)	(0.37)
Net realized gains	0	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	0	(0.02)	0	0	0

Total distributions to shareholders	(0.12)	(0.26)	(0.33)	(0.31)	(0.37)	(0.53)

Net asset value, end of period	$4.19	$6.06	$6.40	$6.32	$6.53	$6.38

Total return[2]	(29.24)%	(1.26)%	6.71%	1.59%	8.22%	6.24%

Ratios and supplemental data
Net assets, end of period (thousands)	$91,963	$145,924	$170,804	$199,501	$214,776	$202,017
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.03%[3]	1.11%	1.16%	1.17%	1.12%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.03%[3]	1.16%	1.20%	1.18%	1.12%	1.21%
Net investment income (loss)	4.54%[3]	4.41%	5.17%	4.57%	5.03%	5.10%
Portfolio turnover rate	17%	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008(unaudited)	Year Ended April 30,

CLASS B		2008	2007	2006	2005	2004

Net asset value, beginning of period	$6.08	$6.42	$6.34	$6.55	$6.40	$6.52

Income from investment operations
Net investment income (loss)	0.11 [1]	0.23 [1]	0.28 [1]	0.25 [1]	0.29	0.29 [1]
Net realized and unrealized gains or losses on investments	(1.88)	(0.36)	0.09	(0.19)	0.19	0.07

Total from investment operations	(1.77)	(0.13)	0.37	0.06	0.48	0.36

Distributions to shareholders from
Net investment income	(0.10)	(0.21)	(0.27)	(0.27)	(0.31)	(0.32)
Net realized gains	0	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	0	(0.02)	0	0	0

Total distributions to shareholders	(0.10)	(0.21)	(0.29)	(0.27)	(0.33)	(0.48)

Net asset value, end of period	$4.21	$6.08	$6.42	$6.34	$6.55	$6.40

Total return[2]	(29.41)%	(1.97)%	5.94%	0.89%	7.46%	5.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$20,708	$37,459	$54,955	$71,860	$98,852	$113,115
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.78%[3]	1.86%	1.90%	1.87%	1.83%	1.91%
Expenses excluding waivers/reimbursements and expense reductions	1.78%[3]	1.86%	1.90%	1.87%	1.83%	1.91%
Net investment income (loss)	3.78%[3]	3.68%	4.43%	3.85%	4.34%	4.40%
Portfolio turnover rate	17%	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008(unaudited)	Year Ended April 30,

CLASS C		2008	2007	2006	2005	2004

Net asset value, beginning of period	$6.07	$6.41	$6.33	$6.54	$6.39	$6.51

Income from investment operations
Net investment income (loss)	0.11	0.22 [1]	0.28 [1]	0.25 [1]	0.29	0.29 [1]
Net realized and unrealized gains or losses on investments	(1.88)	(0.35)	0.09	(0.19)	0.19	0.07

Total from investment operations	(1.77)	(0.13)	0.37	0.06	0.48	0.36

Distributions to shareholders from
Net investment income	(0.10)	(0.21)	(0.27)	(0.27)	(0.31)	(0.32)
Net realized gains	0	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	0	(0.02)	0	0	0

Total distributions to shareholders	(0.10)	(0.21)	(0.29)	(0.27)	(0.33)	(0.48)

Net asset value, end of period	$4.20	$6.07	$6.41	$6.33	$6.54	$6.39

Total return[2]	(29.46)%	(1.98)%	5.94%	0.88%	7.46%	5.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$41,163	$61,229	$55,110	$65,322	$79,539	$89,236
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.78%[3]	1.85%	1.90%	1.88%	1.83%	1.91%
Expenses excluding waivers/reimbursements and expense reductions	1.78%[3]	1.85%	1.90%	1.88%	1.83%	1.91%
Net investment income (loss)	3.79%[3]	3.63%	4.43%	3.86%	4.34%	4.40%
Portfolio turnover rate	17%	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008(unaudited)	Year Ended April 30,

CLASS I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$5.96	$6.30	$6.22	$6.43	$6.28	$6.40

Income from investment operations
Net investment income (loss)	0.13	0.28 [1]	0.34 [1]	0.31 [1]	0.34	0.35 [1]
Net realized and unrealized gains or losses on investments	(1.87)	(0.35)	0.08	(0.19)	0.19	0.07

Total from investment operations	(1.74)	(0.07)	0.42	0.12	0.53	0.42

Distributions to shareholders from
Net investment income	(0.13)	(0.27)	(0.32)	(0.33)	(0.36)	(0.38)
Net realized gains	0	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	0	(0.02)	0	0	0

Total distributions to shareholders	(0.13)	(0.27)	(0.34)	(0.33)	(0.38)	(0.54)

Net asset value, end of period	$4.09	$5.96	$6.30	$6.22	$6.43	$6.28

Total return	(29.67)%	(1.09)%	7.02%	1.84%	8.58%	6.56%

Ratios and supplemental data
Net assets, end of period (thousands)	$21,824	$24,944	$17,861	$20,424	$19,216	$26,711
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.78%[2]	0.85%	0.90%	0.88%	0.82%	0.91%
Expenses excluding waivers/reimbursements and expense reductions	0.78%[2]	0.85%	0.90%	0.88%	0.82%	0.91%
Net investment income (loss)	4.79%[2]	4.66%	5.43%	4.88%	5.33%	5.42%
Portfolio turnover rate	17%	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2008 (unaudited)

	Principal Amount	Value

ASSET-BACKED SECURITIES 0.0%
NovaStar ABS CDO, Ltd., Ser. 2007-1A, Class A2, FRN, 3.26%, 02/08/2047 144A + • ☐ (cost $3,988,000)	$4,000,000	$0

CORPORATE BONDS 66.6%
CONSUMER STAPLES 1.2%
Food Products 1.2%
Archer Daniels Midland Co., 5.45%, 03/15/2018	2,500,000	2,128,612

ENERGY 9.5%
Energy Equipment & Services 2.2%
Bristow Group, Inc., 7.50%, 09/15/2017	4,300,000	3,246,500
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	692,000	557,060

		3,803,560

Oil, Gas & Consumable Fuels 7.3%
El Paso Corp., 6.875%, 06/15/2014	2,900,000	2,322,729
McMoRan Exploration Co., 11.875%, 11/15/2014	5,100,000	3,927,000
Peabody Energy Corp.:
5.875%, 04/15/2016	3,675,000	2,848,125
6.875%, 03/15/2013	570,000	503,025
Tesoro Corp., 6.50%, 06/01/2017	3,690,000	2,490,750
Williams Cos., 7.50%, 01/15/2031	925,000	681,404

		12,773,033

FINANCIALS 5.2%
Consumer Finance 0.4%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,100,000	715,000

Real Estate Investment Trusts (REITs) 2.8%
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	560,000	467,600
Rouse Co., LP, 6.75%, 05/01/2013 144A	7,621,000	2,629,245
Saul Centers, Inc., 7.50%, 03/01/2014	3,000,000	1,845,000

		4,941,845

Real Estate Management & Development 2.0%
Forest City Enterprises, Inc., 6.50%, 02/01/2017	5,310,000	3,478,050

INDUSTRIALS 18.0%
Aerospace & Defense 4.8%
DRS Technologies, Inc.:
6.625%, 02/01/2016	1,000,000	995,000
7.625%, 02/01/2018	1,875,000	1,865,625
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	3,470,000	2,862,750
6.375%, 10/15/2015	3,160,000	2,638,600

		8,361,975

Commercial Services & Supplies 3.3%
Allied Waste North America, Inc., 6.875%, 06/01/2017	6,700,000	5,862,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Electrical Equipment 4.9%
Baldor Electric Co., 8.625%, 02/15/2017	$9,200,000	$7,084,000
Belden, Inc., 7.00%, 03/15/2017	700,000	539,000
General Cable Corp., 7.125%, 04/01/2017	1,500,000	967,500

		8,590,500

Machinery 5.0%
Actuant Corp., 6.875%, 06/15/2017	8,300,000	7,138,000
SPX Corp., 7.625%, 12/15/2014 144A	2,000,000	1,682,500

		8,820,500

INFORMATION TECHNOLOGY 2.8%
Electronic Equipment & Instruments 0.6%
Anixter International, Inc., 5.95%, 03/01/2015	1,500,000	1,087,500

IT Services 2.2%
Iron Mountain, Inc., 6.625%, 01/01/2016	4,800,000	3,864,000

MATERIALS 13.9%
Chemicals 0.1%
MacDermid, Inc., 9.50%, 04/15/2017 144A	291,000	155,685
Millenium America, Inc., 7.625%, 11/15/2026	165,000	33,825

		189,510

Construction Materials 1.6%
Texas Industries, Inc.:
7.25%, 07/15/2013 144A	2,300,000	1,817,000
7.25%, 07/15/2013	1,168,000	922,720

		2,739,720

Containers & Packaging 7.6%
Ball Corp., 6.625%, 03/15/2018	8,000,000	6,580,000
Crown Holdings, Inc., 7.75%, 11/15/2015	5,750,000	5,045,625
Greif, Inc., 6.75%, 02/01/2017	2,000,000	1,650,000

		13,275,625

Metals & Mining 4.4%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	240,000	192,222
8.375%, 04/01/2017	235,000	184,730
Steel Dynamics, Inc., 7.75%, 04/15/2016 144A	11,000,000	7,342,500

		7,719,452

Paper & Forest Products 0.2%
Glatfelter, 7.125%, 05/01/2016	475,000	437,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.6%
Qwest Corp., 7.875%, 09/01/2011	$1,275,000	$1,112,438

UTILITIES 15.4%
Electric Utilities 12.2%
Edison Mission Energy, 7.00%, 05/15/2017	8,020,000	6,385,925
Mirant North America, LLC, 7.375%, 12/31/2013	850,000	746,938
NRG Energy, Inc.:
7.25%, 02/01/2014	250,000	219,375
7.375%, 02/01/2016	1,500,000	1,297,500
7.375%, 01/15/2017	8,000,000	6,940,000
Reliant Energy, Inc.:
6.75%, 12/15/2014	1,125,000	985,781
7.625%, 06/15/2014	6,265,000	4,855,375

		21,430,894

Independent Power Producers & Energy Traders 3.2%
AES Corp., 7.75%, 03/01/2014	1,125,000	916,875
Dynegy, Inc.:
6.875%, 04/01/2011	1,400,000	1,176,000
7.125%, 05/15/2018	3,815,000	2,460,675
8.375%, 05/01/2016	1,450,000	1,080,250

		5,633,800

Total Corporate Bonds (cost $152,433,498)		116,965,514

YANKEE OBLIGATIONS – CORPORATE 0.5%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Preferred Term Securities XII, Ltd., FRN, 7.93%, 12/24/2033 +	105,000	1,257

MATERIALS 0.5%
Metals & Mining 0.5%
Novelis, Inc., 7.25%, 02/15/2015	1,375,000	928,125

Total Yankee Obligations – Corporate (cost $1,423,561)		929,382

	Shares	Value

COMMON STOCKS 16.8%
ENERGY 6.6%
Energy Equipment & Services 3.0%
Cameron International Corp. *	30,000	727,800
Halliburton Co.	35,000	692,650
National Oilwell Varco, Inc. *	42,000	1,255,380
Noble Corp.	17,000	547,570

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Energy Equipment & Services continued
Pride International, Inc. *	65,000	$1,221,350
Transocean, Inc.	10,000	823,300

		5,268,050

Oil, Gas & Consumable Fuels 3.6%
Anadarko Petroleum Corp.	8,000	282,400
Consol Energy, Inc. ρ	12,000	376,680
Devon Energy Corp.	6,300	509,418
Foundation Coal Holdings, Inc.	14,000	290,640
Hess Corp.	10,000	602,100
Marathon Oil Corp.	35,500	1,033,050
Massey Energy Co.	25,000	577,250
Occidental Petroleum Corp. ρ	10,000	555,400
Patriot Coal Corp. *	16,000	253,280
Peabody Energy Corp. ρ	40,000	1,380,400
XTO Energy, Inc.	10,000	359,500

		6,220,118

FINANCIALS 0.5%
Real Estate Investment Trusts (REITs) 0.5%
Plum Creek Timber Co., Inc. ρ	25,000	932,000

HEALTH CARE 1.0%
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc. *	45,000	1,827,000

INDUSTRIALS 2.2%
Electrical Equipment 1.1%
Ametek, Inc.	36,000	1,197,000
General Cable Corp. ρ	40,000	683,200

		1,880,200

Machinery 1.1%
Donaldson Co., Inc. ρ	19,000	667,850
Flowserve Corp.	4,000	227,680
IDEX Corp.	37,000	857,660
Joy Global, Inc.	7,000	202,860

		1,956,050

INFORMATION TECHNOLOGY 1.6%
Electronic Equipment & Instruments 1.6%
Amphenol Corp., Class A	100,000	2,865,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS 3.8%
Chemicals 2.0%
FMC Corp.	47,000	$2,046,380
Huntsman Corp.	19,570	197,657
Monsanto Co.	14,000	1,245,720

		3,489,757

Construction Materials 0.2%
Texas Industries, Inc. ρ	10,000	316,300

Metals & Mining 1.2%
Cliffs Natural Resource, Inc.	25,000	674,750
Freeport-McMoRan Copper & Gold, Inc.	28,000	814,800
NuCor Corp. ρ	5,000	202,550
Steel Dynamics, Inc.	28,000	333,760

		2,025,860

Paper & Forest Products 0.4%
Weyerhaeuser Co.	20,000	764,400

UTILITIES 1.1%
Electric Utilities 0.5%
NRG Energy, Inc. *	40,000	930,000

Gas Utilities 0.6%
Questar Corp.	28,000	964,880

Total Common Stocks (cost $56,189,817)		29,439,615

	Principal Amount	Value

CONVERTIBLE DEBENTURES 6.2%
FINANCIALS 1.2%
Real Estate Management & Development 1.2%
Forest City Enterprises, Inc., 3.625%, 10/15/2011	$4,000,000	2,064,400

HEALTH CARE 2.7%
Health Care Equipment & Supplies 2.7%
Inverness Medical Innovations, Inc., 3.00%, 05/15/2016 144A	10,000,000	4,825,000

INDUSTRIALS 2.3%
Electrical Equipment 2.3%
General Cable Corp., 1.00%, 10/15/2012 144A	7,940,000	4,029,550

Total Convertible Debentures (cost $21,704,396)		10,918,950

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 10.7%
MUTUAL FUND SHARES 10.7%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø	14,025,272	$14,025,272
Navigator Prime Portfolio, 2.71% § ρρ	4,856,900	4,856,900

Total Short-Term Investments (cost $18,882,172)		18,882,172

Total Investments (cost $254,621,444) 100.8%		177,135,633
Other Assets and Liabilities (0.8%)		(1,477,835)

Net Assets 100.0%		$175,657,798

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2008*:

AAA	11.7%
A	1.4%
BBB	0.8%
BB	48.4%
B	34.8%
CCC	2.9%

100.0%

The following table shows the percent of total investments based on effective maturity as of October 31, 2008*:

Less than 1 year	11.7%
1 to 3 year(s)	2.9%
3 to 5 years	6.0%
5 to 10 years	78.4%
10 to 20 years	0.5%
20 to 30 years	0.5%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $240,596,172) including $4,928,034 of securities loaned	$163,110,361
Investments in affiliated money market fund, at value (cost $14,025,272)	14,025,272

Total investments	177,135,633
Foreign currency, at value (cost $81,716)	75,852
Receivable for Fund shares sold	1,638,737
Dividends and interest receivable	3,534,492
Prepaid expenses and other assets	24,849

Total assets	182,409,563

Liabilities
Dividends payable	297,970
Payable for securities purchased	661,590
Payable for Fund shares redeemed	786,796
Payable for securities on loan	4,856,900
Advisory fee payable	5,838
Distribution Plan expenses payable	6,951
Due to other related parties	2,907
Accrued expenses and other liabilities	132,813

Total liabilities	6,751,765

Net assets	$175,657,798

Net assets represented by
Paid-in capital	$308,471,394
Undistributed net investment income	3,033,357
Accumulated net realized losses on investments	(58,355,278)
Net unrealized losses on investments	(77,491,675)

Total net assets	$175,657,798

Net assets consists of
Class A	$91,963,364
Class B	20,707,729
Class C	41,162,870
Class I	21,823,835

Total net assets	$175,657,798

Shares outstanding (unlimited number of shares authorized)
Class A	21,943,629
Class B	4,919,996
Class C	9,802,216
Class I	5,336,316

Net asset value per share
Class A	$4.19
Class A — Offering price (based on sales charge of 4.75%)	$4.40
Class B	$4.21
Class C	$4.20
Class I	$4.09

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2008 (unaudited)

Investment income
Interest	$6,355,970
Dividends	360,591
Income from affiliate	84,328
Securities lending	71,244

Total investment income	6,872,133

Expenses
Advisory fee	520,375
Distribution Plan expenses
Class A	167,013
Class B	164,271
Class C	297,731
Administrative services fee	123,461
Transfer agent fees	212,949
Trustees’ fees and expenses	2,633
Printing and postage expenses	21,901
Custodian and accounting fees	33,559
Registration and filing fees	11,152
Professional fees	20,722
Other	12,636

Total expenses	1,588,403
Less: Expense reductions	(633)
Fee waivers	(79)

Net expenses	1,587,691

Net investment income	5,284,442

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(9,143,633)
Foreign currency related transactions	26,675

Net realized losses on investments	(9,116,958)
Net change in unrealized gains or losses on investments	(69,691,165)

Net realized and unrealized gains or losses on investments	(78,808,123)

Net decrease in net assets resulting from operations	$(73,523,681)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2008 (unaudited)		Year Ended April 30, 2008

Operations
Net investment income		$5,284,442		$11,468,508
Net realized losses on investments		(9,116,958)		(945,774)
Net change in unrealized gains or losses on investments		(69,691,165)		(15,774,199)

Net decrease in net assets resulting from operations		(73,523,681)		(5,251,465)

Distributions to shareholders from
Net investment income
Class A		(2,940,768)		(6,544,853)
Class B		(595,745)		(1,588,318)
Class C		(1,089,223)		(1,988,850)
Class I		(487,366)		(771,946)

Total distributions to shareholders		(5,113,102)		(10,893,967)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,461,466	8,230,300	3,907,591	24,178,154
Class B	295,337	1,753,042	567,760	3,531,104
Class C	1,460,342	8,480,927	3,656,310	22,584,738
Class I	2,999,831	13,836,466	2,570,994	15,309,422

		32,300,735		65,603,418

Net asset value of shares issued in reinvestment of distributions
Class A	384,807	2,070,474	768,971	4,732,934
Class B	64,199	346,972	144,405	892,625
Class C	113,892	611,108	180,525	1,111,654
Class I	84,786	445,612	96,419	579,805

		3,474,166		7,317,018

Automatic conversion of Class B shares to Class A shares
Class A	359,426	1,984,804	663,058	4,036,733
Class B	(358,298)	(1,984,804)	(660,954)	(4,036,733)

		0		0

Payment for shares redeemed
Class A	(4,344,350)	(23,611,103)	(7,927,137)	(48,598,987)
Class B	(1,243,271)	(6,734,830)	(2,443,593)	(15,038,878)
Class C	(1,859,608)	(9,687,512)	(2,342,069)	(14,451,139)
Class I	(1,932,798)	(11,002,279)	(1,316,454)	(7,860,824)

		(51,035,724)		(85,949,828)

Net decrease in net assets resulting from capital share transactions		(15,260,823)		(13,029,392)

Total decrease in net assets		(93,897,606)		(29,174,824)
Net assets
Beginning of period		269,555,404		298,730,228

End of period		$175,657,798		$269,555,404

Undistributed net investment income		$3,033,357		$2,920,462

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Diversified Income Builder Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Income Builder Fund, starting at 0.31% and declining to 0.16% as the aggregate average daily net assets increase. For the six months ended October 31, 2008, the advisory fee was equivalent to 0.42% of the Fund’s average daily net assets (on an annualized basis).

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended October 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $79.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.17% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended October 31, 2008, the Fund paid brokerage commissions of $19,452 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended October 31, 2008, EIS received $8,093 from the sale of Class A shares and $33,297 and $7,115 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $39,313,310 and $67,267,567, respectively, for the six months ended October 31, 2008.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$48,321,787
Level 2 – Other Significant Observable Inputs	128,813,846
Level 3 – Significant Unobservable Inputs	0

Total	$177,135,633

During the six months ended October 31, 2008, the Fund loaned securities to certain brokers. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $4,928,034 and $4,856,900, respectively. Any additional collateral required when the total value of collateral received is not sufficient to cover the value of the securities on loan due to market fluctuations is received the following business day.

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $254,719,772. The gross unrealized appreciation and depreciation on securities based on tax cost was $0 and $77,584,139, respectively, with a net unrealized depreciation of $77,584,139.

As of April 30, 2008, the Fund had $46,173,062 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2009	2010	2015	2016

$14,759,243	$27,292,961	$3,090,558	$1,030,300

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2008, the Fund incurred and elected to defer post-October losses of $3,010,692.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended October 31, 2008, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the six months ended October 31, 2008, the Fund had no borrowings.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, the Evergreen

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

funds, EIMC and certain of EIMC’s affiliates may be subject from time to time to regulatory inquiries and investigations. EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds. There can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and Evergreen Investment Services, Inc. concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, various Evergreen entities are defendants in three purported class actions in U.S. District Court for the District of Massachusetts and related to the same events. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

12. SUBSEQUENT DISTRIBUTIONS

On December 10, 2008, the Fund declared distributions from short-term capital gains to shareholders of record on December 9, 2008. The per share amounts payable on December 11, 2008 were as follows:

Short-term
Capital Gains

Class A	$0.0313
Class B	0.0313
Class C	0.0313
Class I	0.0313

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On March 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider a number of proposals. On December 1, 2008, the record date for the meeting, the Fund had $165,473,772 of net assets outstanding of which $85,254,018 (51.52%) of net assets were represented at the meeting.

Proposal 1 — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$78,082,906
Net assets voted “Against”	$2,375,957
Net assets voted “Abstain”	$4,795,155

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Diversified Income Builder Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions

ADDITIONAL INFORMATION (unaudited) continued

that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing

ADDITIONAL INFORMATION (unaudited) continued

functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2007, the Fund’s Class A shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance and performed in the fifth, fifth, and fourth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the ten-year period ended December 31, 2007, the Fund’s Class A shares had underperformed the Fund’s benchmark index, and outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that changes to the Fund’s portfolio management team had recently been implemented. The Trustees also considered that the Fund’s investment performance had not improved through the period ended December 31, 2007, and that the period from the change in management had been relatively short and that EIMC remained confident in the ability of the new portfolio manager to enhance performance over time.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-

ADDITIONAL INFORMATION (unaudited) continued

service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was near the average and the median of the management fees paid by the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the

ADDITIONAL INFORMATION (unaudited) continued

services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564358 rv6 12/2008

Item 2 - Code of Ethics

Not required for this semi-annual filing.

Item 3 - Audit Committee Financial Expert

Not required for this semi-annual filing.

Items 4 – Principal Accountant Fees and Services

Not required for this semi-annual filing.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By:

W. Douglas Munn Principal Executive Officer

Date: April 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

W. Douglas Munn Principal Executive Officer

Date: April 9, 2009

By:

Kasey Phillips Principal Financial Officer

Date: April 9, 2009